Supplement dated February 12, 2014
to the Prospectus, as supplemented, of Variable Portfolio – PIMCO Mortgage-Backed Securities Fund (the “Fund”):
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund (to be renamed Variable Portfolio – TCW Core Plus Bond Fund, effective March 21, 2014)	05/01/13
Effective April 1, 2014, the following changes are made to the Fund’s prospectus:
The Annual Fund Operating Expenses table under the caption “Fees and Expenses of the Fund" in the "Summary of VP - PIMCO Mortgage-Backed Securities Fund" section is hereby superseded and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (a)
	Class 1	Class 2
Management fees	0.47%	0.47%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.14%	0.14%
Total annual Fund operating expenses	0.61%	0.86%
Less: Fee waivers and/or expense reimbursements(b)	(0.03%)	(0.03%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.58%	0.83%
(a)	Expense calculations are generally based on the Fund's most recently completed fiscal year.
(b)	Effective April 1, 2014 through April 30, 2015, Columbia Management Investment Advisers, LLC (the Investment Manager) has contractually agreed to waive a portion of its management fee for assets up to $1 billion.
The second paragraph and the expense example table under the caption “Fees and Expenses of the Fund – Example” in the “Summary of VP – PIMCO Mortgage-Backed Securities Fund” section are hereby superseded and replaced with the following:
The Example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to separate accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$59	$192	$337	$ 759
Class 2 (whether or not shares are redeemed)	$85	$271	$474	$1,058
The following is added at the end of the subsection “Expense Reimbursement Arrangements and Impact on Past Performance” in the “Additional Investment Strategies and Policies” section:
In addition, for Variable Portfolio – TCW Core Plus Bond Fund, effective April 1, 2014 through April 30, 2015, the Investment Manager has contractually agreed to waive 0.05% of its management fee (from 0.48% to 0.43%) on the first $1 billion of assets of the Fund.
The following replaces the paragraph under the caption “Understanding Annual Fund Operating Expenses” in the “Additional Investment Strategies and Policies” section:
The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. Unless otherwise stated, the expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
Shareholders should retain this Supplement for future reference.
S-6546-34 A (2/14)